SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

     THIS SECOND AMENDMENT TO EMPLOYMENT AGREEMENT is made as of the 1st day of January 2002 by and between RIGHT MANAGEMENT CONSULTANTS, INC., a Pennsylvania Corporation and RICHARD J. PINOLA.

     WHEREAS, the Company and Employee entered into an employment agreement as of December 12, 1995 (the "1995 Employment Agreement") which replaced an earlier employment entered into as of July 1, 1992, and which was amended as of January 1, 1999. Pursuant to these two earlier agreements, and the 1999 Amendment, Employee has been continuously employed by the Company since July 1, 1992. Defined terms used herein, shall have the same meaning as ascribed to them in the 1995 Employment Agreement, unless the context herein requires a different interpretation.

     WHEREAS, the Company desires to continue the employment of Employee, in accordance with the terms of the 1995 Employment Agreement, except as modified by the 1999 Amendment and herein, and Employee desires to accept such employment.

     NOW, THEREFORE, in consideration of the facts, mutual promises and covenants contained in the 1995 Employment Agreement, the 1999 Amendment, and herein, and intending to be legally bound hereby, Company and Employee agree as follows:

     1. Term. Term of Employee's employment with Company shall be extended for a three (3) year period commencing as of January 1, 2002 and continuing up to and through December 31, 2004.

     2. Base Salary. The base salary provided for in Section 4(a) of the 1995 Employment Agreement is amended to Five Hundred and Eighty Thousand Dollars ($580,000). The corresponding references in Section 3(c) (regarding Change of Control), and Section 6(a) (regarding Severance Compensation) are amended to Five Hundred and Eighty Thousand Dollars ($580,000).

     3. Ratification In All Other Respects. The 1995 Employment Agreement, as previously amended, is hereby ratified and affirmed.

     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

                                  RIGHT MANAGEMENT CONSULTANTS, INC.

                                  By: /S/ CHARLES J. MALLON
                                      ---------------------
                                     Charles J. Mallon, Executive Vice President

                                  EMPLOYEE

                                  /S/ RICHARD J. PINOLA
                                  ---------------------
                                  Richard J. Pinola